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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-3)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                 333-104020               33-0727357
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

3 Ada
Irvine, California                                             92618
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100

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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On April 21, 2003, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2003-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2003 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee").

         On April 28, 2003, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement with an aggregate principal balance equal to approximately $76,315,970.57 with funds on deposit in the Group I Pre-Funding Account (the "Group I Pre-Funding Account") and an aggregate principal balance equal to approximately $24,124,144.51 with funds on deposit in the Group II Pre-Funding Account (the "Group II Pre-Funding Account," collectively, with the Group I Pre-Funding Account, the "Pre-Funding Accounts") both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to Subsequent Transfer Instrument, dated April 28, 2003, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Subsequent Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         On May 15, 2003, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement with an aggregate principal balance equal to approximately $125,878,031.48 with funds on deposit in the Group I Pre-Funding Account and an aggregate principal balance equal to approximately $94,153,243.43 with funds on deposit in the Group II Pre-Funding Account, established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to Subsequent Transfer Instrument, dated May 15, 2003, between the Depositor and the Trustee (the "Second Subsequent Transfer Instrument"). Attached to the Second Subsequent Transfer Instrument is the Subsequent Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Second Subsequent Transfer Instrument.


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                                       -3-

Item 5.  OTHER EVENTS

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the end of the Funding Period, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate principal balance of approximately $813,767,102.40 and of Group II Mortgage Loans having an aggregate principal balance of approximately $485,814,429.57.

         As more fully described above, on April 28, 2003 and May 15, 2003, the Depositor purchased the Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------
                  4.2                 Subsequent Transfer Instruments,
                                      dated as of April 28, 2003 and May
                                      15, 2003, respectively between
                                      Option One Mortgage Acceptance
                                      Corporation as seller and Wells
                                      Fargo Bank Minnesota, National
                                      Association, as trustee.

                  99.1                Characteristics of the Mortgage
                                      Pool relating to Option One
                                      Mortgage Loan Trust 2003-3, Asset-
                                      Backed Certificates, Series 2003-3.







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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: May 28, 2003

                                        OPTION ONE MORTGAGE ACCEPTANCE
                                        CORPORATION


                                        By: /s/ David S. Wells
                                        --------------------------------------
                                        Name:   David S. Wells
                                        Title:  Vice President






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                                       -5-

                                INDEX TO EXHIBITS



                                                                 Sequentially
 Exhibit No.                        Description                  Numbered Page
 -----------                        -----------                  -------------
     4.2      Subsequent Transfer Instruments, dated as April
              28, 2003 and May 15, 2003, respectively
              between Option One Mortgage Acceptance
              Corporation as seller and Wells Fargo Bank
              Minnesota, National  Association, as trustee.

     99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Acceptance Corporation,
              Asset-Backed Certificates, Series 2003-3.






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                                   EXHIBIT 4.2








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